UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2014

Otelco Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 14, 2014, Otelco Inc. (the “Company”) received notification that its voluntary application to transfer the listing of its Class A common stock, $0.01 par value per share (the “Class A Common Stock”), from The NASDAQ Global Market (the “Global Market”) to The NASDAQ Capital Market (the “Capital Market”) had been approved by the Listing Qualifications department of The NASDAQ Stock Market LLC. The Class A Common Stock will begin trading on the Capital Market at the opening of trading on May 16, 2014. The Capital Market is a continuous trading market that operates in substantially the same manner as the Global Market. The Class A Common Stock will continue to trade under the symbol “OTEL” and the Company does not expect the transfer to the Capital Market to have any material impact on the trading of its Class A Common Stock.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2014. As set forth below, at the Annual Meeting, the holders of the Company’s Class A Common Stock voted on four proposals.

Proposal 1 – Election of Directors

At the Annual Meeting, the holders of the Company’s Class A Common Stock elected Norman C. Frost, Howard J. Haug, Stephen P. McCall, Andrew Meyers, Brian A. Ross, Gary L. Sugarman and Michael D. Weaver as directors of the Company for a term to expire at the Company’s 2015 Annual Meeting of Stockholders. The results of the voting were as follows:

	For	Withheld	Broker Non-Vote
Norman C. Frost	871,919	39,313	1,204,475
Howard J. Haug	871,695	39,537	1,204,475
Stephen P. McCall	870,354	40,878	1,204,475
Andrew Meyers	871,714	39,518	1,204,475
Brian A. Ross	873,314	37,918	1,204,475
Gary L. Sugarman	872,936	38,296	1,204,475
Michael D. Weaver	872,812	38,420	1,204,475

Proposal 2 – Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the holders of the Company’s Class A Common Stock ratified the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2014. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
2,052,973	36,982	25,752	0

Proposal 3 – Approval of the Otelco Inc. 2014 Stock Incentive Plan

At the Annual Meeting, the holders of the Company’s Class A Common Stock approved the Otelco Inc. 2014 Stock Incentive Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non- Vote
832,214	69,687	9,331	1,204,475

Proposal 4 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executives

At the Annual Meeting, the holders of the Company’s Class A Common Stock approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non- Vote
829,735	72,303	9,194	1,204,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.
(Registrant)
Date: May 15, 2014
	By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer